                                                                   EXHIBIT 10.3

                                JOINDER AGREEMENT

                  THIS JOINDER AGREEMENT (the "Agreement"), dated as of August 1, 2003, is by and between Southeast Texas Hospital, LP, a Delaware limited partnership (the "New Subsidiary"), and BANK OF AMERICA, N. A., in its capacities as Administrative Agent and Collateral Agent under that certain Amended and Restated Credit Agreement, dated as of February 7, 2003, as amended (as it may be amended, modified, restated or supplemented from time to time, the "Credit Agreement"), by and among IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), the Guarantors party thereto, the Lenders party thereto and Bank of America, N. A., as Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

                  The Credit Parties are required by Section 9.11 of the Credit Agreement to cause the New Subsidiary to become a "Guarantor".

                  Accordingly, the New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

                  1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the rights and obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally, together with the other Guarantors, guarantees to each Lender and the Administrative Agent, as provided in Section 5 of the Credit Agreement, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise, giving effect to any grace periods) strictly in accordance with the terms thereof.

                  2. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of an "Assignor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the "Assignor" contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise of the Obligations (as defined in the Security Agreement) the New Subsidiary hereby confirms and grants to the Administrative Agent, for the ratable benefit of the Lenders, a continuing security interest in any and all right, title and interest of the New Subsidiary in and to the Collateral (as such term is defined in Section 1.1(c) of the Security Agreement) of the New Subsidiary. The New Subsidiary hereby represents and warrants to the Administrative Agent as of the date hereof that the information set forth on each the Schedules attached to this Joinder Agreement is true and complete as of the date hereof.

                  3. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the rights and obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions applicable to the "Pledgor" contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations (as defined in the Pledge Agreement), the New Subsidiary hereby confirms and pledges and assigns to the Collateral Agent, for the ratable benefit of the Lenders, and confirms and grants to the Collateral Agent, for the ratable benefit of the Lenders, a continuing security interest in any and all right, title and interest of the New Subsidiary in and to the Collateral (as such term is defined in Section 3.1 of the Pledge Agreement) listed on Schedules 10, 11, 12 and 13 attached hereto.

                  4. Unless otherwise notified to the Administrative Agent in accordance with Section 14.03 of the Credit Agreement, the address of the New Subsidiary for purposes of all notices and other communications is the address set forth on Schedule 1 hereto.

                  5. The New Subsidiary hereby waives acceptance by the Administrative Agent, the Collateral Agent and the Lenders of the guaranty by the New Subsidiary under Section 5 of the Credit Agreement upon the execution of this Agreement by the New Subsidiary.

                  6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

                  7. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  8. The information set forth in Schedules 1 through 8 hereto shall be deemed to supplement the applicable schedules to the Security Agreement. The information set forth in Schedules 3 and 9 through 13 hereto shall be deemed to supplement the applicable schedules to the Pledge Agreement. The information set forth in Schedule 14 hereto shall be deemed to supplement
Schedule 8.13 to the Credit Agreement.

                  IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, the Borrower has caused the same to be consented to by its authorized officer and the Administrative Agent and Collateral Agent, for the ratable benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                     SOUTHEAST TEXAS HOSPITAL, LP,
                                     as the New Subsidiary

                                     By:   IASIS HEALTHCARE
                                           HOLDINGS, INC., its
                                           General Partner

                                     By: -s- Frank A. Coyle
                                         -------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary

                                     Acknowledged and consented to:

                                     IASIS HEALTHCARE CORPORATION, as Borrower

                                     By: -s- Frank A. Coyle
                                         -------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary

                                     Acknowledged and accepted:

                                     BANK OF AMERICA, N. A., as
                                     Administrative Agent and Collateral Agent

                                     By: -s- Kevin Wagley
                                         ----------------
                                     Name: Kevin Wagley
                                     Title: Principal

                                   Schedule 1
                              TO JOINDER AGREEMENT

               SCHEDULE OF CHIEF EXECUTIVE OFFICES/ADDRESS(ES) OF
                             CHIEF EXECUTIVE OFFICE

SOUTHEAST TEXAS HOSPITAL, LP

A.       Chief Executive Offices

         Nederland, TX
         Port Arthur, TX

B.       Address(es) of Chief Executive Office

         Highway 365 & 27th Street
         Nederland, TX 77627

         3050 39th Street
         Port Arthur, TX 77642

                                   Schedule 2
                              TO JOINDER AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

SOUTHEAST TEXAS HOSPITAL, LP

        Location                                       Description
        --------                                       -----------
Highway 365 & 27th Street                     Inventory and Equipment Location
Nederland, TX 77627

3050 39th Street                              Inventory and Equipment Location
Port Arthur, TX 77642

113 Seaboard Lane                             Inventory and Equipment Location
Suite A-200
Franklin, TN 37067

See Schedule 14 for a description of real property on which new hospital is to be constructed.

                                   Schedule 3
                              TO JOINDER AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                           Type of                                                                 New Subsidiary's
                      Organization (or,                                                              Organization
                         if the New                                            New Subsidiary's     Identification
                      Subsidiary is an        Registered                         Location (for     Number (or, if it   Transmitting
Exact Legal Name       Individual, so        Organization?    Jurisdiction of   purposes of NY        has none, so       Utility?
of New Subsidiary        indicate)             (Yes/No)        Organization    UCC Section 9-307)      indicate)         (Yes/No)
-----------------     -----------------      -------------    ---------------  ------------------      ---------         --------
Southeast Texas       Limited Partnership    Yes              Delaware         Delaware            27-0060569          No
Hospital, LP

                                   Schedule 4
                              TO JOINDER AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

SOUTHEAST TEXAS HOSPITAL, LP

               Name                                                Jurisdiction Where Used
               ----                                                -----------------------
The Medical Center of Southeast Texas                                       Texas

Mid-Jefferson Hospital                                                      Texas

Mid-Jefferson Hospital Leasing Company                                      Texas

The HealthCenter on Nall                                                    Texas

Park Place Medical Center                                                   Texas

Park Place Hospital                                                         Texas

Park Place MRI, Ltd.                                                        Texas

Park Place Hospital Leasing Company                                         Texas

Bridge City HealthCenter                                                    Texas

The HealthCenter on Waco                                                    Texas

Industrial Testing Center                                                   Texas

Industrial Medical Center                                                   Texas

                                   Schedule 5
                              TO JOINDER AGREEMENT

                      DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of New Subsidiary                 Description of Commercial Tort Claims
----------------------                 -------------------------------------
Southeast Texas Hospital, LP           None

                                   Schedule 6
                              TO JOINDER AGREEMENT

                       SCHEDULE OF MARKS AND APPLICATIONS

SOUTHEAST TEXAS HOSPITAL, LP

Mark      Reg. No.   Reg. Date       Expiration Date
----      --------   ---------       ---------------
None

                                   Schedule 7
                              TO JOINDER AGREEMENT

                      SCHEDULE OF PATENTS AND APPLICATIONS

SOUTHEAST TEXAS HOSPITAL, LP

Patent        Patent No.    Issue Date
------        ----------    ----------
None

                                   Schedule 8
                              TO JOINDER AGREEMENT

                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS

SOUTHEAST TEXAS HOSPITAL, LP

Copyright Title          Copyright Reg. No.      Publication Date
---------------          ------------------      ----------------
None

                                   Schedule 9
                              TO JOINDER AGREEMENT

                     LIST OF SUBSIDIARIES OF NEW SUBSIDIARY

None

                                   Schedule 10
                              TO JOINDER AGREEMENT

                                  LIST OF STOCK

SOUTHEAST TEXAS HOSPITAL, LP

                                                                                                   Sub-clause of
    Name of                                                                                        Section 3.2(a)
    Issuing              Type of           Number of          Certificate         Percentage          of Pledge
  Corporation            Shares              Shares               No.               Owned             Agreement
  -----------            ------              ------               ---               -----             ---------
Not applicable

                                   Schedule 11
                              TO JOINDER AGREEMENT

                                  LIST OF NOTES

SOUTHEAST TEXAS HOSPITAL, LP

1. Amended and Restated Promissory Note, by Apollo Physician of Texas, P.A. (Borrower) to Beaumont Hospital Holdings, Inc. (Lender), dated as of June 1, 2002. $189,911.73.*

2. Amended and Restated Promissory Note, by Apollo Physician of Texas, P.A. (Borrower) to Beaumont Hospital Holdings, Inc. (Lender), dated as of June 1, 2002. $189,911.73.*

3. Promissory Note, by Roland Beaudry, M.D. (Borrower) to Tenet Healthcare, Ltd., dba Park Place Medical Center (Lender) (Beaumont Hospital Holdings, Inc., acquired Park Place Medical Center), dated as of December 1, 1997. $12,000.*

Intercompany Notes

                                                                                    Sub-clause of Section
                                                                                       3.2(a) of Pledge
   Amount                     Maturity Date                   Obligor                      Agreement
   ------                     -------------                   -------                      ---------
$63,676,702                     10/01/04                 Beaumont Hospital                   (v)
                                                          Holdings, Inc.**

$36,563,557                     10/01/04                 Beaumont Hospital                   (v)
                                                          Holdings, Inc. **

$ 5,000,000             Earlier of August 1, 2008        Southeast Texas                     (v)
                            or termination of             Hospital, LP
                        Revolving Credit and Cash
                          Management Agreement

*   Assigned to Southeast Texas Hospital, LP

** Assumed by Southeast Texas Hospital, LP. Payee is IASIS Healthcare Corporation, indorsed to IASIS Finance, Inc.

                                   Schedule 12
                              TO JOINDER AGREEMENT

                   LIST OF LIMITED LIABILITY COMPANY INTERESTS

SOUTHEAST TEXAS HOSPITAL, LP

                                                                                                Sub-clause of
Name of Issuing                                                                               Section 3.2(a) of
  Corporation           Type of Interest        Certificate No.        Percentage Owned       Pledge Agreement
  -----------           ----------------        ---------------        ----------------       ----------------
None

                                   Schedule 13
                              TO JOINDER AGREEMENT

                          LIST OF PARTNERSHIP INTERESTS

SOUTHEAST TEXAS HOSPITAL, LP

                                                                                Sub-clause of Section
                                                                                   3.2(a) of Pledge
Name of Partnership             Type of Interest             Percentage Owned         Agreement
-------------------             ----------------             ----------------         ---------
None

                                   Schedule 14
                              TO JOINDER AGREEMENT

                              LIST OF REAL PROPERTY

SOUTHEAST TEXAS HOSPITAL, LP

         See Exhibit A attached hereto.